FOR IMMEDIATE RELEASE June 16, 2025 Warner Bros. Discovery Announces Receipt of Requisite Consents for Proposed Amendments in Cash Tender Offer and Consent Solicitation New York, New York -- Warner Bros. Discovery, Inc. (NASDAQ: WBD) (“Warner Bros. Discovery,” “WBD,” the “Company,” “we,” “our” or “us”) today announced that the Requisite Consents have been received to adopt the Proposed Amendments pursuant to its previously- announced cash tender offers and consent solicitations. Capitalized terms used but not defined in this press release have the meanings given to them in the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025 (the “Offer to Purchase and Consent Solicitation Statement”). As of 5:00 p.m., New York City Time, on June 13, 2025 (the “Consent Expiration Time”), Tender Instructions and Consent Only Instructions representing the principal amount of Notes as described in the table below had been validly delivered and had not been validly withdrawn or revoked, as applicable. As a result, the Issuers have received the Requisite Consents for the adoption of certain proposed amendments to the Indentures governing the Notes (the “Proposed Amendments”). All Consents delivered (including any Consents deemed delivered through submission of Tender Instructions) and not validly revoked at or prior to the Consent Expiration Time have become irrevocable. Supplemental indentures relating to the Proposed Amendments to the applicable Indentures governing the Notes will be effective upon execution, but will only become operative upon the Settlement Date of the applicable Offer. To be eligible to receive Amended Notes in accordance with the terms of the Offer and Consent Solicitations, Holders should not withdraw their Tender & Consent Instructions. A Consent Only Instruction can only be withdrawn to re-submit as a Tender Instruction in accordance with the procedures of relevant Clearing System; and any such change in instruction will lead to a loss in eligibility for receipt of Amended Notes, if applicable. Notes which are subject to a Consent Only Instruction in Pool 6 have been blocked and will continue to be blocked in the relevant account in the relevant Clearing System to enable the delivery of Amended Notes to the applicable holders on the applicable Settlement Date.

Tender Offers / Consent Solicitations	Issuer	Title of Security	CUSIP No./ Common Code & ISIN	Aggregate Principal Amount Outstanding	Aggregate Principal Amount of Notes with Consents Delivered[1]	Percentage of Outstanding Notes with Consents Delivered[2]	Consent Payment[3]
Pool 1 Notes	DCL	4.900% Senior Notes due 2026	25470DAL3 / US25470DAL38	$650,000,000	$516,541,000	79.47%	$2.50
		1.90% Senior Notes due 2027	111729824 / XS1117298247	€600,000,000	€463,042,000	77.17%	€6.48
	WMH	3.755% Senior Notes due 2027	55903VBA0 / US55903VBA08 55903VAG8 / US55903VAG86 U55632AD2 / USU55632AD24	$4,000,000,000	$3,780,983,000	94.52%	$5.29

Pool 2 Notes	WMH	4.302% Senior Notes due 2030	282180553 / XS2821805533	€650,000,000	€581,609,000	89.48%	€33.21
		4.693% Senior Notes due 2033	272162115 / XS2721621154	€850,000,000	€773,539,000	91.00%	

Pool 3 Notes	DCL	3.950% Senior Notes due 2028	25470DAR0 / US25470DAR08	$1,700,000,000	$1,554,607,000	91.45%	$21.87
		4.000% Senior Notes due 2055	25470DBL2 / US25470DBL29 25470DBK4 / US25470DBK46 U25478AH8 / USU25478AH87	$404,843,000	$387,432,000	95.70%	$10.45
		4.650% Senior Notes due 2050	25470DBH1 / US25470DBH17	$302,548,000	$293,267,000	96.93%	$10.32
		5.200% Senior Notes due 2047	25470DAT6 / US25470DAT63	$604,594,000	$539,113,000	89.17%	$11.21
		5.300% Senior Notes due 2049	25470DBG3 / US25470DBG34	$279,031,000	$264,963,000	94.96%	$10.53
		4.875% Senior Notes due 2043	25470DAJ8 / US25470DAJ81	$219,974,000	$142,017,000	64.56%	N/A
		4.95% Senior Notes due 2042	25470DAG4 / US25470DAG43	$225,508,000	$130,643,000	57.93%	
		5.000% Senior Notes due 2037	25470DAS8 / US25470DAS80	$548,132,000	$454,862,000	82.98%	
		6.350% Senior Notes due 2040	25470DAD1 / US25470DAD12	$664,475,000	$443,656,000	66.77%	

Pool 4 Notes	WMH	4.279% Senior Notes due 2032	55903VBC6 / US55903VBC63 55903VAL7 / US55903VAL71 U55632AF7 / USU55632AF71	$5,000,000,000	$4,649,260,000	92.99%	N/A
		5.391% Senior Notes due 2062	55903VBF9 / US55903VBF94 55903VAS2 / US55903VAS25 U55632AJ9 / USU55632AJ93	$3,000,000,000	$2,947,115,000	98.24%	$10.18
		5.141% Senior Notes due 2052	55903VBE2 / US55903VBE20 55903VAQ6 /	$7,000,000,000	$6,901,635,000	98.59%	$10.14

Tender Offers / Consent Solicitations	Issuer	Title of Security	CUSIP No./ Common Code & ISIN	Aggregate Principal Amount Outstanding	Aggregate Principal Amount of Notes with Consents Delivered[(1)]	Percentage of Outstanding Notes with Consents Delivered[(2)]	Consent Payment[(3)]
			US55903VAQ68 U55632AH3 / USU55632AH38				
		5.050% Senior Notes due 2042	55903VBD4 / US55903VBD47 55903VAN3 / US55903VAN38 U55632AG5 / USU55632AG54	$4,301,142,000	$4,122,557,000	95.85%	N/A
Pool 5 Notes *(Subject to Tender Offer and Consent Solicitation)* (4)	TWI	8.30% Discount Debentures due 2036	887315AZ2 / US887315AZ25	$155,992,000	$150,123,000[(5)]	96.24%	$20.00
		6.85% Debentures due 2026	887315BB4 / US887315BB48	$16,557,000	$14,981,000[(5)]	90.48%	$20.00
Pool 6 Notes Consent Solicitation Only	DCL	4.125% Senior Notes due 2029	25470DBF5 / US25470DBF50	$750,000,000	$662,268,000	88.30%	$22.08
		3.625% Senior Notes due 2030	25470DBJ7 / US25470DBJ72	$1,000,000,000	$917,517,000	91.75%	
	WMH	4.054% Senior Notes due 2029	55903VBB8 / US55903VBB80 55903VAJ2 / US55903VAJ26 U55632AE0 / USU55632AE07	$1,500,000,000	$1,364,619,000	90.97%	

(1) Represents the sum of (i) the aggregate principal amount of Notes for which Tender Instructions had been validly delivered (and for which Consents had been deemed to be validly delivered) and not been validly withdrawn as of the Consent Expiration Time and (ii) if applicable, the aggregate principal amount of Notes for which Consent Only Instructions had been validly delivered and not been validly revoked as of the Consent Expiration Time.

(2) Represents the percentage of the aggregate principal amount of Notes for which Consents had been validly delivered and not been validly revoked as of the Consent Expiration Time.

(3) Reflects the Consent Payment (rounded to the nearest cent) with respect to each $1,000 principal amount of Dollar Notes or €1,000 principal amount of Euro Notes. No separate Consent Payment is payable with respect tenders of DCL's 5.000% Senior Notes due 2037, DCL's 6.350% Senior Notes due 2040, DCL's 4.95% Senior Notes due 2042, DCL's 4.875% Senior Notes due 2043, WMH's 4.279% Senior Notes due 2032 or WMH's 5.050% Senior Notes due 2042.

(4) Represents each series of TWI's Notes subject to the Consent Solicitations. The remaining series of TWI's Notes in Pool 5 have not been presented in this table, but such Notes can still be tendered in the applicable Offers pursuant to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement.

(5) For the Notes subject to a Consent Solicitation in Pool 5, a Consent Payment is only payable with respect to Consent Only Instructions that had been validly delivered and not been validly revoked as of the Consent Expiration Time. As of the Consent Expiration Time, Consent Only Instructions had been validly delivered and not been validly revoked with respect to (i) $22,630,000 in aggregate principal amount of TWI's 8.30% Discount Debentures due 2036 and (ii) $15,000 in aggregate principal amount of TWI's 6.85% Debentures due 2026.

Holders of Tendered Consent Fee Eligible Notes that validly tendered and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time are eligible to receive a Consent Payment. Additionally, Holders of the Notes that validly delivered and did not validly revoke Consent Only Instructions at or prior to the Consent Expiration Time are eligible to receive a Consent Payment.

The Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement. Our obligation to accept for purchase, and to pay for, Notes validly tendered and not validly withdrawn, and Consents validly delivered and not validly revoked, pursuant to an Offer is conditioned upon certain conditions as described in the Offer to Purchase and Consent Solicitation Statement, including a Financing Condition. Each Offer will expire at 5:00 p.m., New York City time, on July 9, 2025, unless extended by us in our sole discretion or earlier terminated (the “Expiration Time”). To be eligible to receive the applicable Total Consideration, which is inclusive of the Early Tender Premium, holders of Notes must validly tender their Notes and not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on June 23, 2025, unless extended by us in our sole discretion or earlier terminated (the “Early Tender Deadline”). Holders who validly tender their Notes after the Early Tender Deadline and before the Expiration Time will be eligible to receive the applicable Tender Offer Consideration per $1,000 or €1,000, as applicable, of principal amount of Notes tendered by such holders that are accepted for purchase, which is equal to the applicable Total Consideration minus the Early Tender Premium. The Issuers intend to exercise their Early Settlement Right and (i) settle all Notes validly tendered and not validly withdrawn on or prior to the Early Tender Deadline and accepted for purchase, and (ii) pay for Consents validly delivered and not validly revoked prior to the Consent Expiration Time, on June 30, 2025, subject to the satisfaction or waiver of the conditions (other than the Requisite Consent Condition) specified in the Offer to Purchase and Consent Solicitation Statement. Each Issuer will settle payments on the Final Settlement Date with respect to (i) tenders of any Notes validly tendered and not validly withdrawn prior to or at the Expiration Time that have not previously settled on the Early Settlement Date, if any, and which are accepted for purchase, and (ii) Consents validly delivered and not validly revoked prior to the Consent Expiration Time to the extent not previously settled on the Early Settlement Date, if any. The Final Settlement Date will be a date that is promptly after the Expiration Time and is currently expected to occur no earlier than the fourth business day following the Expiration Time. The complete terms and conditions of the Offers and Consent Solicitations are set forth in the Offer to Purchase and Consent Solicitation Statement, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the Offers and Consent Solicitations. The Issuers have retained J.P. Morgan Securities LLC and J.P. Morgan Securities plc to act as the Lead Dealer Managers (the “Lead Dealer Managers”), and Evercore Group L.L.C. to act as Co-Dealer Manager (together with the Lead Dealer Managers, the “Dealer Managers”) in connection with the Offers and Consent Solicitations. Kirkland & Ellis LLP is serving as legal counsel to the Issuers and Simpson Thacher & Bartlett LLP is serving as legal counsel to the Dealer Managers. Copies of the Offer to Purchase and Consent Solicitation Statement may be obtained from D.F. King (the “Tender and Information Agent”), by phone at +1 (212) 931-0845 (banks and brokers) or +1 (800) 848-3410 (all others), by WBD@dfking.com or at www.dfking.com/WBD. Questions regarding the Offers may also be directed to the Lead Dealer Managers as set forth below: Lead Dealer Managers:

J.P. Morgan Securities LLC As Sole Lead Dealer Manager for the Dollar Notes J.P. Morgan Securities plc As Sole Lead Dealer Manager for the Euro Notes 383 Madison Avenue New York, New York 10179 Collect: +1 (212) 834-4087 Toll-Free: +1 (866) 834-4666 Attn: Liability Management Desk 25 Bank Street Canary Wharf London E14 5JP United Kingdom Collect: +44 20 7134 2468 Attn: EMEA Liability Management Desk This press release must be read in conjunction with the Offer to Purchase and Consent Solicitation Statement. This press release and the Offer to Purchase and Consent Solicitation Statement contain important information which should be read carefully before any decision is made with respect to the Offers and Consent Solicitations. You are recommended to seek your own legal, business, tax or other advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal advisor. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, commercial bank, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offers and Consent Solicitations. None of the Issuers, the Tender and Information Agent or any of the Dealer Managers, nor any director, officer, employee, agent, legal counsel or affiliate of any such person, is acting for any holder of Notes, or will be responsible to any holder of Notes for providing any protections which would be afforded to its clients or for providing advice in relation to the Offers and the Consent Solicitations, and accordingly none of the Tender and Information Agent or any of the Dealer Managers, nor any director, officer, employee, agent, legal counsel or affiliate of any such person, assumes any responsibility for the accuracy of any information concerning any of the Issuers, the Company or the Notes or any failure by any of the Issuers to disclose information with regard to the Issuers, the Company or the Notes which is material in the context of the Offers and the Consent Solicitations and which is not otherwise publicly available. Subject to any restrictions under the Indentures following the adoption of the Proposed Amendments, and any limitations under the terms of the Junior Lien Exchange Notes (if issued), the Company or any of its subsidiaries or affiliates, including the Issuers, may from time to time following the Expiration Time acquire any Notes that remain outstanding in the open market, in privately negotiated transactions, through one or more additional tender offers, one or more exchange offers or otherwise, or may redeem Notes pursuant to the terms of the Indentures governing the Notes. Any future purchases or redemptions may be on the same terms or on terms that are more or less favorable to holders of Notes than the terms of the Offers. Any future purchases or redemptions by the Company or any of its subsidiaries or affiliates will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Company or any of its affiliates will choose to pursue in the future. The effect of any of these actions may directly or indirectly affect the price of any Notes or Amended Notes that remain outstanding after the consummation or termination of the Offers. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Offers and the Consent Solicitations are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement. The Offers and the Consent

Solicitations do not constitute an offer to buy or the solicitation of an offer to sell Notes in any jurisdiction in which such offer or solicitation is unlawful. The Offers and the Consent Solicitations are void in all jurisdictions where they are prohibited. In those jurisdictions where the securities, blue sky or other laws require the Offers and the Consent Solicitations to be made by a licensed broker or dealer, the Offers and the Consent Solicitations shall be deemed to be made on behalf of the Issuers by the Dealer Managers or one or more registered brokers or dealers licensed under the laws of such jurisdiction. None of the Issuers, the Tender and Information Agent, the Dealer Managers or any trustee for the Notes is making any recommendation as to whether holders should tender Notes or deliver their Consents in response to the Offers and the Consent Solicitations. Holders must make their own decision as to whether to tender any of their Notes (and, if so, the principal amount of Notes to tender) and/or deliver Consents. ### About Warner Bros. Discovery: Warner Bros. Discovery (Nasdaq: WBD) is a leading global media and entertainment company that creates and distributes the world’s most differentiated and complete portfolio of content and brands across television, film and streaming. Available in more than 220 countries and territories and 50 languages, Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, discovery+, CNN, DC, Eurosport, HBO, Max, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, MotorTrend, Animal Planet, Science Channel, Warner Bros. Pictures, Warner Bros. Television, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com. Cautionary Statement Regarding Forward-Looking Information This press release contains certain “forward-looking statements.” Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward- looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. Forward-looking statements include, without limitation, statements about the timeline and terms of the Offers and the Consent Solicitations, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are risks relating to satisfaction of conditions to the Offers and Consent Solicitations, whether the Offers and Consent Solicitations will be consummated in accordance with the terms set forth in the Offer to Purchase and Consent Solicitation Statement or at all and the timing of any of the foregoing. The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the Offers and the Consent Solicitations. Discussions of additional risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The Company is not under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Investor Contacts: Investor.Relations@wbd.com 212-548-5882 Media Contacts: Robert Gibbs Robert.Gibbs@wbd.com 347-268-3017 Megan Klein Megan.Klein@wbd.com\ Source: Warner Bros. Discovery, Inc.